SUPPLEMENT DATED JULY 2, 2008
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                              DATED MARCH 31, 2008

                            JNL(R) VARIABLE FUND LLC

Please note that the changes apply to your variable annuity and/or variable life product(s).


EFFECTIVE JULY 1, 2008, ON PAGE 8, PLEASE DELETE THE SECOND PARAGRAPH OF THE SECTION ENTITLED "SECURITIES LENDING" IN ITS ENTIRETY AND REPLACE IT WITH THE
FOLLOWING:

The Funds' Board of Managers ("Board" or "Managers") has approved each Fund's participation in a securities lending program. Under the securities lending program, the Funds have retained an affiliate of a sub-adviser to serve as the securities lending agent (The Bank of New York Mellon). The Bank of New York Mellon, an affiliate of the Sub-Adviser (Mellon Capital Management Corporation) and securities lending agent, serves as the Funds' custodian. A Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Funds' Board will periodically review information on the Funds' securities lending program.


EFFECTIVE JULY 1, 2008, ON PAGE 47, PLEASE DELETE THE FIRST PARAGRAPH OF THE SECTION ENTITLED "CUSTODIAN AND TRANSFER AGENT" IN ITS ENTIRETY AND REPLACE IT WITH THE FOLLOWING:

CUSTODIAN AND TRANSFER AGENT. The Bank of New York Mellon (successor by operation of law to Mellon Trust of New England, N.A.), One Wall Street, New York, NY 10286, acts as custodian for each Fund of the JNL Variable Fund. In general, the custodian is responsible for holding the cash and securities of the Funds and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds. The custodian is affiliated with Mellon Capital.




This Supplement is dated July 2, 2008.

(To be used with V3670 03/08.)

                                                                   CMX1587 07/08